RASC Series 2005-KS9 Trust

Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-KS9

$477,750,000 (Approximate)

Subject to Revision

September 7, 2005 – Computational Materials

Copyright 2005 J.P. Morgan Chase & Co. – All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgment as of the date of this material and are subject to change. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument in any state where such offer, solicitation or sale would be unlawful prior to registration or qualification. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

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INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE. ONCE AVAILABLE, THE BASE PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE J.P. MORGAN SECURITIES INC. TRADING DESK AT (212) 834-4154.

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JPMORGAN

New Issue Computational Materials

$477,750,000

(Approximate)

RASC Series 2005-KS9 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

Home Equity Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-KS9

September 7, 2005

Expected Timing:	Pricing Date:	On or about September [7], 2005
	Settlement Date:	On or about September 27, 2005
	First Payment Date:	October 25, 2005

Structure:	Bond Structure:	$487,000,000 (approximate) senior/subordinate structure, floating rate
	Rating Agencies:	Moody’s and Standard & Poor’s

Computational Materials for

RASC Series 2005-KS9 Trust

RASC Series 2005-KS9 Trust

Home Equity Mortgage Asset-Backed Pass-Through Certificates

$477,750,000 (Approximate)

Subject to Revision

Characteristics of the Certificates(1) (2) (3)

Class	Expected Ratings (Moody’s/S&P)	Expected Approximate Size(1)	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat(2) (3)	Expected Principal Window (mos) Call/Mat(2) (3)	Scheduled Final Distribution Date
A-1(4)	Aaa/AAA	$183,300,000	FLT	SEQ	1-21/1-21	1.00/1.00	December 2025
A-2(4)	Aaa/AAA	$191,500,000	FLT	SEQ	21-74/21-91	3.00/3.04	September 2035
A-3(4)	Aaa/AAA	$15,950,000	FLT	SEQ	74-74/91-170	6.16/9.92	September 2035
M-1(4) (5)	Aa1/AA+	$18,000,000	FLT	MEZ	46-74/46-143	4.66/5.11	September 2035
M-2(4) (5)	Aa2/AA	$16,250,000	FLT	MEZ	43-74/43-137	4.52/4.96	September 2035
M-3(4) (5)	Aa3/AA	$9,500,000	FLT	MEZ	42-74/42-130	4.45/4.87	September 2035
M-4(4) (5)	A1/A+	$9,000,000	FLT	MEZ	41-74/41-126	4.41/4.82	September 2035
M-5(4) (5)	A2/A+	$8,000,000	FLT	MEZ	40-74/40-121	4.38/4.77	September 2035
M-6(4) (5)	A3/A	$7,750,000	FLT	MEZ	39-74/39-116	4.35/4.73	September 2035
M-7(4) (5)	Baa1/A-	$6,750,000	FLT	MEZ	39-74/39-111	4.33/4.67	September 2035
M-8(4) (5)	Baa2/BBB+	$6,250,000	FLT	MEZ	38-74/38-105	4.32/4.62	September 2035
M-9(4) (5)	Baa3/BBB	$5,500,000	FLT	MEZ	38-74/38-99	4.30/4.56	September 2035
B-1(4) (5) (6)	Ba1/BBB-	$4,250,000	FLT	SUB	Not Offered Hereby		September 2035
B-2(4) (5)(6)	Ba2/BB+	$5,000,000	FLT	SUB	Not Offered Hereby		September 2035
1.	The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.
2.

Pricing Speed (fixed rate mortgage loans) of 23% HEP (2.3% CPR building to 23% by month 10, thereafter remaining constant at 23%). Pricing Speed (adjustable rate mortgage loans) of 100% PPC (2% CPR in month one, increasing by approximately 2.545% each month to 30% CPR in month twelve, remaining at 30% CPR until month 22, 50% CPR from month 23 to month 27, and 35% CPR in month 28 and thereafter).

3.	The Offered Certificates and the Class B Certificates will be priced to the Optional Termination Date and Pricing Speed for the mortgage loans.
4.

The Offered Certificates and the Class B Certificates may be subject to a net WAC cap. The applicable margin on the Class A-2 and Class A-3 Certificates will increase to 2x the original margin and the applicable margin on the Class M Certificates and the Class B Certificates will increase to 1.5x the original margin beginning on the second Distribution Date after the related Optional Termination Date.

5.	The Class M and Class B Certificates are not expected to receive principal distributions until after the Stepdown Date.
6.	The Class B Certificates will not be offered by the prospectus supplement.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

Representations & Warranties:

RFC will make a representation and warranty that each mortgaged property is free of damage and in good repair as of the closing date. In the event that a mortgaged property is damaged as of the closing date and that damage materially adversely affects the value of the mortgaged property or of the interest of the certificateholders in the related mortgaged loan, RFC will be required to repurchase the related mortgage loan from the trust.

Certificates:

The Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates (the “Class A Certificates”).

The Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates (the “Class M Certificates”). The Class B-1 Certificates and the Class B-2 Certificates (the “Class B Certificates”) and the Class SB Certificates (none of which are offered hereby).

The Class A Certificates and the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates will be offered by the Prospectus (the “Offered Certificates”).

The Class M Certificates and the Class B Certificates are referred to as the “Subordinate Certificates.”

Depositor:	Residential Asset Securities Corporation (“RASC”), an affiliate of Residential Funding Corporation.
Seller and Master Servicer:	Residential Funding Corporation (the “Seller”, “Master Servicer” or “RFC”).
Sub-Servicer:	Primary servicing will be provided primarily by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation.
Trustee:	US Bank National Association.
Lead Underwriter:	J.P. Morgan Securities Inc.
Statistical Calculation Date:	August 1, 2005.
Closing Date:	On or about September 27, 2005.
Distribution Dates:	The 25th day of each month (if such day is not a business day, the first business day thereafter) commencing in October 2005. The initial Distribution Date will be October 25, 2005.
Form of Certificates:	The Offered Certificates will be available in book-entry form through DTC / Euroclear / Clearstream in same day funds.
Minimum Denominations:

The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $100,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status:	The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

ERISA Eligibility:

The Offered Certificates may be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan’s acquisition and ownership of such Offered Certificates.

SMMEA Eligibility:	None of the Offered Certificates are expected to constitute “mortgage-related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Optional Termination Date:

If the aggregate principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date falls below 10% of the original principal balance thereof ("Optional Termination Date"), the holders of the call rights may terminate the trust.

Mortgage Loans:

The mortgage pool will consist of fixed-rate and adjustable-rate subprime home equity Mortgage Loans secured by first and second liens on mortgaged properties. Approximately 13.17% of the Mortgage Loans provide for an initial interest-only period of up to ten years.

The statistical pool of mortgage loans described herein has an approximate aggregate principal balance of $445,638,231 as of the Statistical Calculation Date. The actual mortgage pool that will be delivered to the trust on the Closing Date will consist of mortgage loans with an approximate aggregate principal balance of $500,000,000 as of the Cut-off Date.

Silent Seconds:

The mortgaged properties relating to approximately 25.21% of the first-lien mortgage loans are subject to a second-lien mortgage loan ("Silent Second") that was originated at the same time as the first-lien mortgage loan. The Silent Seconds are not part of the mortgage pool. The weighted average combined original loan-to-value ratio of the mortgage loans, including the Silent Seconds, is 86.38%.

Prepayment Assumption:

Fixed Rate Mortgage Loans: 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain constant at 23% CPR thereafter).

Adjustable Rate Mortgage Loans: 100% PPC (100% PPC prepayment assumption assumes (i) a per annum prepayment rate of 2% of the then outstanding principal balance of the adjustable-rate mortgage loans in the first month of the life of the mortgage loans, (ii) an additional 28%/11 per annum in each month thereafter through the eleventh month, (iii) a constant prepayment rate of 30% per annum in the twelfth month through the twenty-second month, (iv) a constant prepayment rate of 50% per annum in the twenty-third month through the twenty-seventh month and (v) a constant prepayment rate of 35% per annum thereafter).

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

Basis Risk Shortfall:

With respect to the Class A Certificates, Class M Certificates and Class B Certificates and any Distribution Date on which the Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate equal to the lesser of (a) One-Month LIBOR plus the related Margin and (b) the weighted average Maximum Net Mortgage Rate, over (ii) accrued certificate interest for that class calculated using the Net WAC Cap Rate; plus any unpaid Basis Risk Shortfall from prior distribution dates, plus interest thereon to the extent not previously paid from Excess Cash Flow, at a rate equal to the lesser of (a) One-Month LIBOR plus the related Margin and (b) the weighted average Maximum Net Mortgage Rate. In addition, any interest rate shortfalls allocated to that class caused by the failure of the yield maintenance agreement provider to make required payments pursuant to the related yield maintenance agreement will be Basis Risk Shortfalls payable in the amounts and priority described under clause (8) under Priority of Distributions.

Relief Act Shortfalls:

With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period only. Any Relief Act Shortfalls allocated to the Offered Certificates and the Class B Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid. Relief Act Shortfalls will be allocated on a pro rata basis among the Offered Certificates and the Class B Certificates.

Credit Enhancement:

A. Excess Cash Flow

For any Distribution Date, the sum of (i) the excess of the available distribution amount over the sum of (a) the interest distribution amount for the certificates and (b) the principal remittance amount and (ii) any overcollateralization reduction amount.

Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

B. Overcollateralization (“OC”)

Total

Initial (% Orig.)                                                                   2.60%

OC Target (% Orig.)                                                           2.60%

Stepdown OC Target (% Current)(1)                                5.20%

OC Floor (% Orig.)                                                             0.50%

(1) Subject to certain trigger events as specified herein.

C. Subordination

If the Class B Certificates or the Class M Certificates remain outstanding, losses on the mortgage loans which are not covered by excess cash flow or overcollateralization will be first allocated to the Class B Certificates with the lowest payment priority and then to the class of Class M Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the Class B Certificates or Class M Certificates is outstanding and if there is no excess cashflow or overcollateralization, all such losses will be allocated to the Class A Certificates as described in the prospectus supplement.

Initial Subordination:

Class                       Subordination

A                             21.85%

M-1                         18.25%

M-2                         15.00%

M-3                         13.10%

M-4                         11.30%

M-5                         9.70%

M-6                         8.15%

M-7                         6.80%

M-8                         5.55%

M-9                         4.45%

B-1                          3.60%

B-2                          2.60%

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

Priority of Distributions:

Distributions to the holders of the Certificates will be made generally as follows:

(1) From the available distribution amount, distribution of accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or any Relief Act Shortfalls) to the holders of Certificates to the extent of the available distribution amount as described in the Prospectus Supplement (after payment of the Expense Fee Rate) in the following order of priority:

(i)         To the Class A Certificates, pro rata;

(ii)        To the Class M-1 Certificates;

(iii)       To the Class M-2 Certificates;

(iv)       To the Class M-3 Certificates;

(v)        To the Class M-4 Certificates;

(vi)       To the Class M-5 Certificates;

(vii)      To the Class M-6 Certificates;

(viii)    To the Class M-7 Certificates;

(ix)       To the Class M-8 Certificates;

(x)        To the Class M-9 Certificates,

(xi)       To the Class B-1 Certificates; and,

(xii)      To the Class B-2 Certificates.

(2) The Principal Distribution Amount will be distributed as follows:

(i)         To the Class A Certificates, the Class A Principal Distribution Amount, sequentially to the Class A-1, Class A-2 and Class A-3 Certificates in that order, until the certificate principal balances thereof have been reduced to zero;

(ii)        To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;

(iii)       To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;

(iv)       To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;

(v)        To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;

(vi)       To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;

(vii)      To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;

(viii)    To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;

(ix)       To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero;

(x)        To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero,

(xi)       To the Class B-1 Certificates, the Class B-1 Principal Distribution Amount, until the certificate principal balance of the Class B-1 Certificates is reduced to zero; and,

(xii)      To the Class B-2 Certificates, the Class B-2 Principal Distribution Amount, until the certificate principal balance of the Class B-2 Certificates is reduced to zero.

(3) From Excess Cash Flow, to pay to holders of the class or classes of Certificates then entitled to receive distributions in respect of principal (as described above), the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A or Subordinate Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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(4) From Excess Cash Flow, as part of the Principal Distribution Amount, to pay to the holders of the Class A and Subordinate Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the mortgage loans for the preceding calendar month;

(5) From Excess Cash Flow, to pay the holders of the Class A and Subordinate Certificates as part of the Principal Distribution Amount, any overcollateralization increase amount;

(6) From Excess Cash Flow, to pay the holders of Class A and Subordinate Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

(7) From Excess Cash Flow, to pay to the holders of the Class A and Subordinate Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

(8) From Excess Cash Flow, to pay to the holders of the Class A Certificates, pro rata, and then the Subordinate Certificates, in order of priority, the amount of any Basis Risk Shortfall remaining unpaid as of that Distribution Date;

(9) From Excess Cash Flow, to pay to the holders of the Class A and Subordinate Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

(10) From Excess Cash Flow, to pay to the holders of the Class A Certificates, pro rata, and then to the Subordinate Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and,

(11) From Excess Cash Flow, to pay to the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Interest Accrual Period:	From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.
Pass-Through Rates:

On each Distribution Date the pass-through rate for each class of Certificates will be a per annum rate equal to the lesser of (i) one month LIBOR plus the applicable margin and (ii) the Net WAC Cap Rate. If the holders of the call rights do not purchase the remaining Mortgage Loans on the first possible Optional Termination Date, the applicable margin on the Class A-2 Certificates and the Class A-3 Certificates will increase to 2x the original margin and the applicable margin for the Subordinate Certificates will increase to 1.5x the original margin on the second Distribution Date following such first possible Optional Termination Date.

Net WAC Cap Rate:

The pass-through rate of the Class A and Subordinate Certificates with respect to each Distribution Date will be subject to a per annum rate equal to the product of (i) the weighted average of the Net Mortgage Rates on the Mortgage Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs multiplied by (ii) a fraction equal to 30 divided by the actual number of days in the related interest accrual period; as adjusted to account for payments, if any, required to be made under the yield maintenance agreement.

Expense Fee Rate:

With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

Net Mortgage Rate:	With respect to any mortgage loan, the mortgage rate minus the Expense Fee Rate.
Maximum Net Mortgage Rate:	With respect to any adjustable rate Mortgage Loan, the maximum net mortgage rate; with respect to any fixed rate Mortgage Loan, the Net Mortgage Rate.
Eligible Master Servicing Compensation:

With respect to any Distribution Date, the lesser of (i) one twelfth of 0.125% of the stated principal balance of the Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date.

Advances:	The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.
Senior Enhancement Percentage:

On any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the Class M and Class B Certificates immediately prior to that Distribution Date and (y) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date if either (i) the product of (a) 2.65 and (b) the Sixty-Plus Delinquency Percentage equals or exceeds the Senior Enhancement Percentage for that Distribution Date or (ii) on or after the Distribution Date in October 2007 the cumulative realized losses on the Mortgage Loans as a percentage of the initial aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceed the following amounts:

Months 25-36                           1.35% in the first month plus an additional 1/12th of 1.65% for every monththereafter

Months 37-48                           3.00% in the first month plus an additional 1/12th of 1.70% for every monththereafter

Months 49-60                           4.70% in the fir   month plus an additional 1/12th of 1.35% for every monththereafter

Months 61-72                           6.05% in the first month plus an additional 1/12th of 0.75% for every month thereafter

Month 73 and thereafter              6.80%

Sixty-Plus Delinquency Percentage:

With respect to any Distribution Date and each loan group, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans of the related loan group that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the mortgage loans of the related loan group immediately preceding that Distribution Date.

Expected Credit Support Percentage:

For any class of Certificates, the initial Credit Support is the aggregate certificate principal balance of all Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. The initial Credit Support includes the Overcollateralization Amount.

Class                      Initial                    After Step-Down

A                            21.85%                  43.70%

M-1                        18.25%                  36.50%

M-2                        15.00%                  30.00%

M-3                        13.10%                  26.20%

M-4                        11.30%                  22.60%

M-5                        9.70%                    19.40%

M-6                        8.15%                    16.30%

M-7                        6.80%                    13.60%

M-8                        5.55%                    11.10%

M-9                        4.45%                    8.90%

B-1                         3.60%                    7.20%

B-2                         2.60%                    5.20%

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

Principal Remittance Amount:

For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

Principal Distribution Amount:

For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over (y) the interest distribution amount and (b) the sum of (x) the Principal Remittance Amount for the Mortgage Loans, (y) subsequent recoveries in an amount not to exceed losses previously allocated to any class of Class A, Class M or Class B Certificates that remain unreimbursed on that Distribution Date and (z)the Excess Cash Flow to the extent distributable as principal to cover realized losses on the Mortgage Loans and to reach the OC Target and certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement minus any overcollateralization reduction amounts.

Class A Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the Principal Distribution Amount for that Distribution Date and (b) the excess, if any, of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the OC Floor.

Class M Principal Distribution Amount:

With respect to any Distribution Date, the sum of the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and Class M-9 Principal Distribution Amount, in each case for that Distribution Date.

Class M-1 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Class M-2 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-3 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates and Class M-2 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Class M-4 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-5 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage after giving effect to distributions to be made on that Distribution Date Loans minus the OC Floor.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

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Class M-6 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-7 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and Class M-6 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount and Class M-6 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Class M-8 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-9 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates and Class M-8 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Distribution Amount and Class M-8 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class B-1 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates and Class M Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and Class M Principal Distribution Amount and (ii) the certificate principal balance of the Class B-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

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Class B-2 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M Principal Distribution Amount and the Class B-1 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M Principal Distribution Amount and the Class B-1 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M Certificates and Class B-1 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M Principal Distribution Amount and Class B-1 Principal Distribution Amount and (ii) the certificate principal balance of the Class B-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Allocation of Losses:

Any realized losses will be allocated in the following order of priority:

(i)           To Excess Cash Flow for the related Distribution Date;

(ii)          To the overcollateralization, until reduced to zero;

(iii)         To the Class B-2 Certificates, until reduced to zero;

(iv)         To the Class B-1 Certificates, until reduced to zero;

(v)          To the Class M-9 Certificates, until reduced to zero;

(vi)         To the Class M-8 Certificates, until reduced to zero;

(vii)        To the Class M-7 Certificated, until reduced to zero;

(viii)       To the Class M-6 Certificates, until reduced to zero;

(ix)         To the Class M-5 Certificates, until reduced to zero;

(x)          To the Class M-4 Certificates, until reduced to zero;

(xi)         To the Class M-3 Certificates, until reduced to zero;

(xii)        To the Class M-2 Certificates, until reduced to zero;

(xiii)       To the Class M-1 Certificates, until reduced to zero; and

(xiv)       To the Class A Certificates, on a pro-rata basis until reduced to zero.

Stepdown Date:

The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in October 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Specified Enhancement Percentage.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

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Subordination Percentage:

As to any class of Class A, Class M or B Certificates, the respective percentage set forth below:

Class                      Subordination Percentage

A                            56.30%

M-1                        63.50%

M-2                        70.00%

M-3                        73.80%

M-4                        77.40%

M-5                        80.60%

M-6                        83.70%

M-7                        86.40%

M-8                        88.90%

M-9                        91.10%

B-1                         92.80%

B-2                         94.80%

Specified Enhancement Percentage:	The Specified Enhancement Percentage is 43.70%
Prospectus:

The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

Yield Maintenance Agreement

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with JPMorgan Chase Bank, N.A. (the “Counterparty”) for the benefit of the Class A and Subordinate Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal the lesser of (a) the notional amount set forth in the table below and (b) the outstanding certificate principal of the Class A Certificates and Subordinate Certificates as applicable immediately preceding that Distribution Date and (ii) the strike rates set forth below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the related strike rates beginning with the Distribution Date in November 2005. Such payments will be capped at their related maximum amount when one-month LIBOR equals or exceeds the related Ceiling. The Yield Maintenance Agreement will terminate after the Distribution Date in August 2008.

Yield Maintance Agreement Schedule
Distribution Date	Notional Balance ($)	Strike Rate (%)	Ceiling (%)
10/25/2005	$487,000,000.00	NA	NA
11/25/2005	$484,730,255.38	6.51	9.65
12/25/2005	$481,370,515.65	6.74	9.65
01/25/2006	$476,913,214.13	6.50	9.64
02/25/2006	$471,357,383.96	6.50	9.64
03/25/2006	$464,708,946.76	7.23	9.64
04/25/2006	$456,980,947.47	6.49	9.63
05/25/2006	$448,193,729.12	6.72	9.63
06/25/2006	$438,375,041.58	6.48	9.62
07/25/2006	$427,569,698.36	6.71	9.62
08/25/2006	$415,978,648.49	6.47	9.61
09/25/2006	$403,645,145.89	6.46	9.60
10/25/2006	$391,663,214.78	6.68	9.59
11/25/2006	$380,026,955.79	6.44	9.58
12/25/2006	$368,726,363.16	6.67	9.58
01/25/2007	$357,751,721.61	6.43	9.57
02/25/2007	$347,093,597.87	6.42	9.56
03/25/2007	$336,742,832.52	7.14	9.55
04/25/2007	$326,690,531.98	6.40	9.54
05/25/2007	$316,928,060.79	6.62	9.53
06/25/2007	$307,447,034.10	6.37	9.51
07/25/2007	$298,239,310.37	6.60	9.51
08/25/2007	$282,377,385.06	6.35	9.49
09/25/2007	$267,345,905.07	8.02	9.48
10/25/2007	$253,181,527.14	8.58	9.47
11/25/2007	$239,780,336.29	8.26	9.45
12/25/2007	$227,098,734.51	8.53	9.44
01/25/2008	$219,115,918.98	8.22	9.43
02/25/2008	$211,420,551.90	8.20	9.42
03/25/2008	$0.00	9.41	9.41
04/25/2008	$196,813,586.77	8.88	9.40
05/25/2008	$189,883,927.20	9.17	9.38
06/25/2008	$183,187,985.37	8.83	9.37
07/25/2008	$176,717,753.08	9.13	9.36
08/25/2008	$170,465,499.54	8.80	9.35
09/25/2008	$0.00	NA	NA

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

Net WAC Cap Schedule

Period	Payment Date	Net WAC Rate(%)(1)	Effective Net WAC Rate(%)(2)	Period	Payment Date	Net WAC Rate(%)(1)	Effective Net WAC Rate(%)(2)
1	10/25/2005	7.59	7.59	38	11/25/2008	8.71	10.46
2	11/25/2005	6.86	10.00	39	12/25/2008	9.00	10.80
3	12/25/2005	7.09	10.00	40	01/25/2009	8.70	10.44
4	01/25/2006	6.86	10.00	41	02/25/2009	8.70	10.43
5	02/25/2006	6.86	10.00	42	03/25/2009	9.62	12.19
6	03/25/2006	7.59	10.00	43	04/25/2009	8.69	11.21
7	04/25/2006	6.86	10.00	44	05/25/2009	8.97	11.57
8	05/25/2006	7.09	10.00	45	06/25/2009	8.67	11.18
9	06/25/2006	6.86	10.00	46	07/25/2009	8.96	11.54
10	07/25/2006	7.09	10.00	47	08/25/2009	8.66	11.16
11	08/25/2006	6.86	10.00	48	09/25/2009	8.66	11.17
12	09/25/2006	6.86	10.00	49	10/25/2009	8.94	11.64
13	10/25/2006	7.09	10.00	50	11/25/2009	8.65	11.25
14	11/25/2006	6.86	10.00	51	12/25/2009	8.93	11.61
15	12/25/2006	7.09	10.00	52	01/25/2010	8.63	11.22
16	01/25/2007	6.86	10.00	53	02/25/2010	8.63	11.21
17	02/25/2007	6.86	10.00	54	03/25/2010	9.55	12.41
18	03/25/2007	7.59	10.00	55	04/25/2010	8.62	11.30
19	04/25/2007	6.86	10.00	56	05/25/2010	8.90	11.66
20	05/25/2007	7.09	10.00	57	06/25/2010	8.60	11.27
21	06/25/2007	6.86	10.00	58	07/25/2010	8.89	11.63
22	07/25/2007	7.09	10.00	59	08/25/2010	8.59	11.24
23	08/25/2007	6.86	10.00	60	09/25/2010	8.59	11.22
24	09/25/2007	8.25	10.00	61	10/25/2010	8.87	11.58
25	10/25/2007	8.77	10.00	62	11/25/2010	8.57	11.19
26	11/25/2007	8.48	10.00	63	12/25/2010	8.85	11.55
27	12/25/2007	8.75	10.00	64	01/25/2011	8.56	11.16
28	01/25/2008	8.46	10.00	65	02/25/2011	8.56	11.14
29	02/25/2008	8.46	10.00	66	03/25/2011	9.47	12.32
30	03/25/2008	9.04	10.02	67	04/25/2011	8.54	11.11
31	04/25/2008	8.45	10.00	68	05/25/2011	8.82	11.47
32	05/25/2008	8.73	10.00	69	06/25/2011	8.53	11.08
33	06/25/2008	8.44	10.00	70	07/25/2011	8.81	11.43
34	07/25/2008	8.72	10.00	71	08/25/2011	8.52	11.05
35	08/25/2008	8.44	10.00	72	09/25/2011	8.51	11.03
36	09/25/2008	8.48	10.07	73	10/25/2011	8.79	11.38
37	10/25/2008	9.01	10.82	74	11/25/2011	8.50	11.00

(1)	Assumes 1-month LIBOR remains constant at 3.71% and 6-month LIBOR remains constant at 4.00% and run at the prepayment assumption to call.
(2)

Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the prepayment assumption to call and includes any payments received from the Yield Maintenance Agreement.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

19

Computational Materials for

RASC Series 2005-KS9 Trust

Prepayment Sensitivity Tables to Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (Years)	13.03	1.58	1.21	1.00	0.86	0.76
Modified Duration (at par)	9.84	1.51	1.17	0.97	0.84	0.75
First Principal Payment Date	10/05	10/05	10/05	10/05	10/05	10/05
Last Principal Payment Date	12/25	07/08	10/07	06/07	02/07	12/06
Principal Payment Window (Months)	243	34	25	21	17	15
Class A-2
Avg. Life (Years)	24.87	6.24	4.20	3.00	2.08	1.79
Modified Duration (at par)	15.57	5.36	3.78	2.78	1.99	1.72
First Principal Payment Date	12/25	07/08	10/07	06/07	02/07	12/06
Last Principal Payment Date	08/34	03/18	01/14	11/11	09/08	02/08
Principal Payment Window (Months)	105	117	76	54	20	15
Class A-3
Avg. Life (Years)	28.91	12.49	8.33	6.16	4.33	2.48
Modified Duration (at par)	16.76	9.70	7.01	5.41	3.93	2.35
First Principal Payment Date	08/34	03/18	01/14	11/11	09/08	02/08
Last Principal Payment Date	08/34	03/18	01/14	11/11	06/10	04/08
Principal Payment Window (Months)	1	1	1	1	22	3
Class M-1
Avg. Life (Years)	26.80	8.29	5.57	4.66	4.74	3.58
Modified Duration (at par)	15.98	6.84	4.89	4.19	4.28	3.30
First Principal Payment Date	11/28	10/09	11/08	07/09	06/10	04/08
Last Principal Payment Date	08/34	03/18	01/14	11/11	06/10	06/09
Principal Payment Window (Months)	70	102	63	29	1	15
Class M-2
Avg. Life (Years)	26.80	8.29	5.57	4.52	4.55	3.74
Modified Duration (at par)	15.91	6.82	4.87	4.07	4.12	3.44
First Principal Payment Date	11/28	10/09	11/08	04/09	11/09	06/09
Last Principal Payment Date	08/34	03/18	01/14	11/11	06/10	06/09
Principal Payment Window (Months)	70	102	63	32	8	1
Class M-3
Avg. Life (Years)	26.80	8.29	5.57	4.45	4.23	3.72
Modified Duration (at par)	15.86	6.82	4.87	4.01	3.85	3.42
First Principal Payment Date	11/28	10/09	11/08	03/09	08/09	04/09
Last Principal Payment Date	08/34	03/18	01/14	11/11	06/10	06/09
Principal Payment Window (Months)	70	102	63	33	11	3
Class M-4
Avg. Life (Years)	26.80	8.29	5.56	4.41	4.07	3.55
Modified Duration (at par)	15.66	6.78	4.85	3.96	3.70	3.27
First Principal Payment Date	11/28	10/09	10/08	02/09	06/09	02/09
Last Principal Payment Date	08/34	03/18	01/14	11/11	06/10	06/09
Principal Payment Window (Months)	70	102	64	34	13	5
Class M-5
Avg. Life (Years)	26.80	8.29	5.56	4.38	3.96	3.40
Modified Duration (at par)	15.57	6.76	4.83	3.93	3.61	3.14
First Principal Payment Date	11/28	10/09	10/08	01/09	04/09	12/08
Last Principal Payment Date	08/34	03/18	01/14	11/11	06/10	06/09
Principal Payment Window (Months)	70	102	64	35	15	7

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

20

Computational Materials for

RASC Series 2005-KS9 Trust

Prepayment Sensitivity Tables to Call (Continued)

Class M-6
Avg. Life (Years)	26.80	8.29	5.56	4.35	3.87	3.29
Modified Duration (at par)	15.48	6.75	4.83	3.91	3.53	3.04
First Principal Payment Date	11/28	10/09	10/08	12/08	03/09	10/08
Last Principal Payment Date	08/34	03/18	01/14	11/11	06/10	06/09
Principal Payment Window (Months)	70	102	64	36	16	9
Class M-7
Avg. Life (Years)	26.80	8.29	5.56	4.33	3.81	3.21
Modified Duration (at par)	14.67	6.60	4.75	3.84	3.44	2.95
First Principal Payment Date	11/28	10/09	10/08	12/08	02/09	09/08
Last Principal Payment Date	08/34	03/18	01/14	11/11	06/10	06/09
Principal Payment Window (Months)	70	102	64	36	17	10
Class M-8
Avg. Life (Years)	26.80	8.29	5.56	4.32	3.76	3.15
Modified Duration (at par)	14.43	6.55	4.72	3.81	3.38	2.88
First Principal Payment Date	11/28	10/09	10/08	11/08	01/09	08/08
Last Principal Payment Date	08/34	03/18	01/14	11/11	06/10	06/09
Principal Payment Window (Months)	70	102	64	37	18	11
Class M-9
Avg. Life (Years)	26.80	8.29	5.56	4.30	3.71	3.11
Modified Duration (at par)	13.74	6.42	4.65	3.75	3.31	2.82
First Principal Payment Date	11/28	10/09	10/08	11/08	12/08	07/08
Last Principal Payment Date	08/34	03/18	01/14	11/11	06/10	06/09
Principal Payment Window (Months)	70	102	64	37	19	12

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

21

Computational Materials for

RASC Series 2005-KS9 Trust

Prepayment Sensitivity Tables to Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (Years)	13.03	1.58	1.21	1.00	0.86	0.76
Modified Duration (at par)	9.84	1.51	1.17	0.97	0.84	0.75
First Principal Payment Date	10/05	10/05	10/05	10/05	10/05	10/05
Last Principal Payment Date	12/25	07/08	10/07	06/07	02/07	12/06
Principal Payment Window (Months)	243	34	25	21	17	15
Class A-2
Avg. Life (Years)	24.88	6.32	4.26	3.04	2.08	1.79
Modified Duration (at par)	15.58	5.41	3.82	2.81	1.99	1.72
First Principal Payment Date	12/25	07/08	10/07	06/07	02/07	12/06
Last Principal Payment Date	01/35	12/20	01/16	04/13	09/08	02/08
Principal Payment Window (Months)	110	150	100	71	20	15
Class A-3
Avg. Life (Years)	29.63	19.20	13.39	9.92	6.94	2.48
Modified Duration (at par)	16.98	13.08	10.14	8.04	5.90	2.35
First Principal Payment Date	01/35	12/20	01/16	04/13	09/08	02/08
Last Principal Payment Date	08/35	12/30	06/24	11/19	10/16	04/08
Principal Payment Window (Months)	8	121	102	80	98	3
Class M-1
Avg. Life (Years)	26.90	9.12	6.19	5.11	5.74	5.80
Modified Duration (at par)	16.01	7.27	5.28	4.52	5.07	5.07
First Principal Payment Date	11/28	10/09	11/08	07/09	07/10	04/08
Last Principal Payment Date	07/35	02/28	08/21	08/17	12/14	08/14
Principal Payment Window (Months)	81	221	154	98	54	77
Class M-2
Avg. Life (Years)	26.90	9.09	6.17	4.96	4.90	4.54
Modified Duration (at par)	15.94	7.25	5.26	4.39	4.39	4.10
First Principal Payment Date	11/28	10/09	11/08	04/09	11/09	08/09
Last Principal Payment Date	07/35	05/27	01/21	02/17	07/14	10/12
Principal Payment Window (Months)	81	212	147	95	57	39
Class M-3
Avg. Life (Years)	26.90	9.07	6.15	4.87	4.56	4.03
Modified Duration (at par)	15.88	7.23	5.24	4.31	4.11	3.68
First Principal Payment Date	11/28	10/09	11/08	03/09	08/09	04/09
Last Principal Payment Date	06/35	08/26	05/20	07/16	02/14	06/12
Principal Payment Window (Months)	80	203	139	89	55	39
Class M-4
Avg. Life (Years)	26.90	9.05	6.13	4.82	4.39	3.81
Modified Duration (at par)	15.68	7.18	5.21	4.26	3.95	3.48
First Principal Payment Date	11/28	10/09	10/08	02/09	06/09	02/09
Last Principal Payment Date	06/35	01/26	11/19	03/16	11/13	03/12
Principal Payment Window (Months)	80	196	134	86	54	38
Class M-5
Avg. Life (Years)	26.89	9.02	6.10	4.77	4.27	3.65
Modified Duration (at par)	15.59	7.14	5.18	4.21	3.84	3.34
First Principal Payment Date	11/28	10/09	10/08	01/09	04/09	12/08
Last Principal Payment Date	05/35	05/25	05/19	10/15	07/13	12/11
Principal Payment Window (Months)	79	188	128	82	52	37

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

22

Computational Materials for

RASC Series 2005-KS9 Trust

Prepayment Sensitivity Tables to Maturity (Continued)

Class M-6
Avg. Life (Years)	26.89	8.98	6.07	4.73	4.16	3.53
Modified Duration (at par)	15.51	7.11	5.15	4.17	3.75	3.23
First Principal Payment Date	11/28	10/09	10/08	12/08	03/09	10/08
Last Principal Payment Date	05/35	09/24	10/18	05/15	03/13	09/11
Principal Payment Window (Months)	79	180	121	78	49	36
Class M-7
Avg. Life (Years)	26.89	8.93	6.03	4.67	4.08	3.43
Modified Duration (at par)	14.69	6.92	5.04	4.08	3.64	3.12
First Principal Payment Date	11/28	10/09	10/08	12/08	02/09	09/08
Last Principal Payment Date	04/35	11/23	03/18	12/14	11/12	05/11
Principal Payment Window (Months)	78	170	114	73	46	33
Class M-8
Avg. Life (Years)	26.88	8.86	5.98	4.62	3.99	3.35
Modified Duration (at par)	14.45	6.83	4.98	4.02	3.56	3.04
First Principal Payment Date	11/28	10/09	10/08	11/08	01/09	08/08
Last Principal Payment Date	04/35	01/23	08/17	06/14	06/12	02/11
Principal Payment Window (Months)	78	160	107	68	42	31
Class M-9
Avg. Life (Years)	26.87	8.77	5.91	4.56	3.91	3.27
Modified Duration (at par)	13.75	6.64	4.87	3.93	3.46	2.95
First Principal Payment Date	11/28	10/09	10/08	11/08	12/08	07/08
Last Principal Payment Date	03/35	02/22	11/16	12/13	01/12	10/10
Principal Payment Window (Months)	77	149	98	62	38	28

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

23

Computational Materials for

RASC Series 2005-KS9 Trust

RASC 2005-KS9 $500MM – Collateral Characteristics (Aggregate)

Summary Report

(Statistical Pool)

Principal Balance	$445,638,231
Number of Mortgage Loans	2,898

Average Current Principal Balance	$153,774

Weighted Average	Minimum	Maximum
Original Loan-to-Value Ratio	81.51%	12.00%	100.00%
Mortgage Rate	7.54%	5.25%	13.38%
Net Mortgage Rate	7.09%	4.83%	12.83%
Note Margin	6.00%	1.00%	9.50%
Maximum Mortgage Rate	13.73%	11.35%	17.75%
Minimum Mortgage Rate	6.81%	1.00%	11.20%
Next Rate Adj. (mos)	25	6	37
Remaining Term to Maturity (mos)	357	119	360
Credit Score	612	475	800

Lien Position	% of Loan Group	Loan Purpose	% of Loan Group
1st Lien	99.88%	Equity Refinance	55.42%
Purchase	37.33%
Occupancy	% of Loan Group	Rate/Term Refinance	7.25%
Primary Residence	95.44%
Non-Owner Occupied	3.18%	Property Type	% of Loan Group
Second/Vacation	1.38%	Single-family Detached	75.08%
Attached PUD	4.22%
Documentation	% of Loan Group	Detached PUD	9.99%
Full Documentation	64.43%	Condo under 5 Stories	3.05%
Reduced Documentation	35.57%	Mid Rise Condo	0.11%
Manufactured Home	2.07%
Servicing	% of Loan Group	2-4 Units	3.78%
Homecomings	100.00%	Townhouse / Rowhouse	1.67%
Leasehold	0.02%
Product Type	% of Loan Group
ARM	84.51%
Fixed	15.49%	Percent of Pool
with Prepayment Penalty	67.54%

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

24

Computational Materials for

RASC Series 2005-KS9 Trust

Credit Score Distribution of the Aggregate Loans

		Current	% of Current	Average Current	Weighted Average
Range of	Number of	Principal	Principal	Principal	Original
Credit Scores	Loans	Balance	Balance	Balance	LTV
less than 499	17	$1,926,822	0.43%	$113,342	67.05%
500 to 519	46	6,235,371	1.40	135,552	71.93
520 to 539	118	15,946,422	3.58	135,139	75.13
540 to 559	211	28,207,456	6.33	133,685	77.88
560 to 579	279	39,114,550	8.78	140,196	81.23
580 to 599	459	65,541,228	14.71	142,791	81.21
600 to 619	643	99,317,376	22.29	154,459	82.43
620 to 639	476	77,678,301	17.43	163,190	83.12
640 to 659	324	56,188,718	12.61	173,422	82.81
660 to 679	171	29,791,920	6.69	174,222	81.60
680 to 699	80	14,267,959	3.20	178,349	83.61
700 to 719	41	6,834,165	1.53	166,687	83.27
720 to 739	21	2,902,192	0.65	138,200	78.46
740 to 759	6	738,778	0.17	123,130	77.66
760 or greater	6	946,973	0.21	157,829	79.10
Total	2,898	$445,638,231	100.00%	$153,774	81.51%

Original Mortgage Loan Principal Balances of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or less	779	$59,572,873	13.37%	$76,474	598	79.15%
100,001 to 200,000	1,489	209,468,376	47.00	140,677	610	81.50
200,001 to 300,000	457	110,404,062	24.77	241,584	616	82.25
300,001 to 400,000	125	42,886,837	9.62	343,095	624	82.91
400,001 to 500,000	37	16,937,730	3.80	457,776	622	82.03
500,001 to 600,000	7	3,763,809	0.84	537,687	624	86.42
600,001 to 700,000	4	2,604,543	0.58	651,136	585	70.91
Total	2,898	$445,638,231	100.00%	$153,774	612	81.51%

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

25

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgage Rates of the Aggregate Loans

				Weighted	Weighted
		% of	Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
5.000 to 5.499	9	$2,272,959	0.51%	$252,551	658	75.24%
5.500 to 5.999	88	17,980,573	4.03	204,325	641	79.12
6.000 to 6.499	185	36,366,858	8.16	196,578	635	79.08
6.500 to 6.999	431	77,430,992	17.38	179,654	629	80.55
7.000 to 7.499	464	77,046,638	17.29	166,049	619	79.25
7.500 to 7.999	667	102,736,255	23.05	154,027	608	82.34
8.000 to 8.499	411	56,032,818	12.57	136,333	602	84.35
8.500 to 8.999	360	45,789,699	10.28	127,194	590	84.47
9.000 to 9.499	117	13,756,909	3.09	117,580	576	83.39
9.500 to 9.999	112	12,227,795	2.74	109,177	562	82.79
10.000 to 10.499	22	2,110,386	0.47	95,927	545	78.67
10.500 to 10.999	19	1,232,305	0.28	64,858	555	70.08
11.000 to 11.499	6	450,843	0.10	75,141	517	64.24
11.500 to 11.999	3	90,919	0.02	30,306	580	63.00
12.000 to 12.499	1	39,900	0.01	39,900	532	60.00
12.500 to 12.999	1	29,780	0.01	29,780	598	100.00
13.000 to 13.499	2	42,600	0.01	21,300	589	100.00
Total	2,898	$445,638,231	100.00%	$153,774	612	81.51%

Net Mortgage Rates of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
4.500 to 4.999	8	$2,193,044	0.49%	$274,130	656	74.88%
5.000 to 5.499	69	13,819,341	3.10	200,280	634	78.26
5.500 to 5.999	195	39,165,774	8.79	200,850	635	79.33
6.000 to 6.499	398	70,575,997	15.84	177,327	628	80.31
6.500 to 6.999	512	85,174,071	19.11	166,356	618	79.40
7.000 to 7.499	644	98,988,480	22.21	153,709	609	82.25
7.500 to 7.999	459	63,480,384	14.24	138,301	603	84.17
8.000 to 8.499	339	43,115,762	9.68	127,185	593	85.06
8.500 to 8.999	133	16,162,633	3.63	121,524	572	82.34
9.000 to 9.499	90	9,317,155	2.09	103,524	570	84.23
9.500 to 9.999	26	2,352,454	0.53	90,479	549	77.15
10.000 to 10.499	13	767,170	0.17	59,013	546	71.88
10.500 to 10.999	7	355,686	0.08	50,812	552	62.48
11.000 to 11.499	1	58,000	0.01	58,000	561	42.00
11.500 to 11.999	1	39,900	0.01	39,900	532	60.00
12.000 to 12.499	1	29,780	0.01	29,780	598	100.00
12.500 to 12.999	2	42,600	0.01	21,300	589	100.00
Total	2,898	$445,638,231	100.00%	$153,774	612	81.51%

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

26

Computational Materials for

RASC Series 2005-KS9 Trust

Original Loan-to-Value Ratios of the Aggregate Loans

				Average	Weighted
		Current	% of Current	Current	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
0.01 to 50.00	93	$9,757,595	2.19%	$104,920	608
50.01 to 55.00	33	5,319,192	1.19	161,188	580
55.01 to 60.00	64	7,429,138	1.67	116,080	580
60.01 to 65.00	74	11,420,574	2.56	154,332	569
65.01 to 70.00	115	17,683,470	3.97	153,769	585
70.01 to 75.00	168	26,210,047	5.88	156,012	593
75.01 to 80.00	1,087	170,742,244	38.31	157,077	620
80.01 to 85.00	318	48,509,396	10.89	152,545	614
85.01 to 90.00	637	102,151,433	22.92	160,363	616
90.01 to 95.00	272	41,543,528	9.32	152,734	610
95.01 to 100.00	37	4,871,612	1.09	131,665	642
Total	2,898	$445,638,231	100.00%	$153,774	612

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

27

Computational Materials for

RASC Series 2005-KS9 Trust

Geographical Distribution of Mortgaged Properties of the Aggregate Loans

		Current	% of Current	Avg. Current	Wtd. Avg.	Wtd. Avg.
	Number of	Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
AL	77	$9,272,355	2.08%	$120,420	617	84.14%
AR	16	1,932,731	0.43	120,796	601	85.44
AZ	140	22,270,691	5.00	159,076	615	81.33
CA	148	36,059,345	8.09	243,644	620	75.84
CO	55	10,387,320	2.33	188,860	626	80.85
CT	48	9,937,074	2.23	207,022	624	82.53
DC	2	294,899	0.07	147,450	577	60.49
DE	6	1,323,708	0.30	220,618	611	81.84
FL	255	40,013,395	8.98	156,915	612	81.79
GA	193	26,841,433	6.02	139,075	609	81.40
HI	3	816,963	0.18	272,321	618	66.47
IA	13	1,169,502	0.26	89,962	605	90.77
ID	18	2,408,383	0.54	133,799	596	83.34
IL	125	19,888,416	4.46	159,107	616	83.47
IN	62	6,605,645	1.48	106,543	601	87.17
KS	19	1,769,426	0.40	93,128	598	85.82
KY	27	2,790,758	0.63	103,361	599	83.74
LA	17	2,172,584	0.49	127,799	604	81.62
MA	54	12,465,246	2.80	230,838	609	78.93
MD	52	11,081,383	2.49	213,104	617	80.60
ME	7	1,513,039	0.34	216,148	605	79.13
MI	227	29,244,474	6.56	128,830	613	83.42
MN	87	15,866,818	3.56	182,377	611	80.79
MO	94	11,466,922	2.57	121,989	603	84.79
MS	14	1,775,193	0.40	126,800	607	84.06
MT	6	608,380	0.14	101,397	598	76.88
NC	77	10,182,116	2.28	132,235	600	85.17
ND	5	554,645	0.12	110,929	617	81.79
NE	6	597,905	0.13	99,651	593	81.80
NH	9	1,553,298	0.35	172,589	607	82.04
NJ	39	8,403,019	1.89	215,462	609	75.33
NM	12	1,532,251	0.34	127,688	603	81.95
NV	36	7,672,843	1.72	213,135	613	78.98
NY	25	5,877,914	1.32	235,117	618	79.30
OH	87	10,927,314	2.45	125,601	607	85.45
OK	33	3,252,064	0.73	98,547	619	83.63
OR	22	3,206,879	0.72	145,767	631	80.15
PA	117	16,408,641	3.68	140,245	612	85.32
RI	13	2,319,124	0.52	178,394	613	72.29
SC	47	7,199,249	1.62	153,176	600	79.72
SD	1	51,210	0.01	51,210	605	90.00
TN	89	10,260,512	2.30	115,287	606	82.88

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

28

Computational Materials for

RASC Series 2005-KS9 Trust

TX	244	31,225,854	7.01	127,975	615	82.16
UT	26	4,257,471	0.96	163,749	612	83.37
VA	109	20,414,758	4.58	187,291	613	78.81
VT	3	594,289	0.13	198,096	605	78.44
WA	55	9,136,270	2.05	166,114	617	82.16
WI	65	8,259,234	1.85	127,065	591	84.52
WV	9	1,308,437	0.29	145,382	574	73.14
WY	4	466,850	0.10	116,713	613	87.84
Total	2,898	$445,638,231	100.00%	$153,774	612	81.51%

Mortgage Loan Purpose of the Aggregate Loans

Average	Weighted	Weighted
Current	% of Current	Current	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Equity Refinance	1,594	$246,985,144	55.42%	$154,947	605	80.39%
Purchase	1,085	166,339,867	37.33	153,309	621	83.21
Rate/Term Refinance	219	32,313,220	7.25	147,549	620	81.25
Total	2,898	$445,638,231	100.00%	$153,774	612	81.51%

Occupancy Type of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Primary Residence	2,741	$425,312,896	95.44%	$155,167	611	81.67%
Non Owner-occupied	122	14,184,088	3.18	116,263	629	76.50
Second/Vacation	35	6,141,246	1.38	175,464	634	81.78
Total	2,898	$445,638,231	100.00%	$153,774	612	81.51%

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

29

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgaged Property Types of the Aggregate Loans

			Average	Weighted	Weighted
	Current	% of Current	Current	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Single Family (detached)	2,232	$334,592,009	75.08%	$149,907	611	81.71%
Detached PUD	227	44,516,822	9.99	196,109	615	82.67
Attached PUD	113	18,814,918	4.22	166,504	614	80.92
2-4 Units	96	16,849,467	3.78	175,515	620	77.91
Condo under 5 stories	90	13,574,384	3.05	150,826	620	80.29
Manufactured Home	81	9,241,555	2.07	114,093	616	76.90
Townhouse/rowhouse	55	7,452,884	1.67	135,507	604	82.92
Mid Rise Condo	3	492,692	0.11	164,231	624	80.00
Leasehold	1	103,500	0.02	103,500	620	77.00
Total	2,898	$445,638,231	100.00%	$153,774	612	81.51%

Mortgage Loan Documentation Types of the Aggregate Loans

					Weighted	Weighted
		Current		Average	Average	Average
	Number of	Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	1,974	$287,127,459	64.43%	$145,455	603	81.78%
Reduced Documentation	924	158,510,772	35.57	171,548	629	81.01
Total:	2,898	$445,638,231	100.00%	$153,774	612	81.51%

Prepayment Penalty Terms of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
None	950	$144,641,566	32.46%	$152,254	611	80.97%
12	117	23,089,912	5.18	197,350	616	81.62
24	1,301	200,058,396	44.89	153,773	608	82.19
36	524	76,782,805	17.23	146,532	625	80.62
60	1	264,695	0.06	264,695	691	90.00
Other	5	800,857	0.18	160,171	581	85.05
Total:	2,898	$445,638,231	100.00%	$153,774	612	81.51%

(1) Other means not None, 12, 24, 36 or 60 months.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

30

Computational Materials for

RASC Series 2005-KS9 Trust

Credit Grade of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Credit Grade	Loans	Balance	Balance	Balance	Score	LTV
A4	1,698	$276,382,064	62.02%	$162,769	633	83.02%
AM	424	58,123,003	13.04	137,083	579	81.56
AX	390	61,483,202	13.80	157,649	596	80.09
B	225	30,038,286	6.74	133,503	560	78.09
C	94	10,817,895	2.43	115,084	550	72.92
CM	67	8,793,781	1.97	131,250	522	65.68
Total	2,898	$445,638,231	100.00%	$153,774	612	81.51%

Interest Only Term of the Aggregate Loans

% of	Average	Weighted	Weighted
Current	Current	Current	Average	Average
Interest Only	Number of	Principal	Principal	Principal	Credit	Original
Term	Loans	Balance	Balance	Balance	Score	LTV
None	2,617	$386,956,542	86.83%	$147,863	609	81.45%
24	33	6,057,367	1.36	183,557	635	82.52
36	5	1,233,750	0.28	246,750	613	83.16
60	238	50,085,872	11.24	210,445	635	81.73
72	1	256,500	0.06	256,500	625	90.00
120	4	1,048,200	0.24	262,050	629	79.71
Total	2,898	$445,638,231	100.00%	$153,774	612	81.51%

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

31

Computational Materials for

RASC Series 2005-KS9 Trust

Note Margin of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Note Margins (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	525	$69,044,687	15.49%	$131,514	627	77.70%
1.000 to 1.499	1	80,955	0.02	80,955	572	90.00
2.500 to 2.999	5	1,224,480	0.27	244,896	651	78.90
3.000 to 3.499	22	5,721,587	1.28	260,072	623	82.78
3.500 to 3.999	47	8,864,496	1.99	188,606	626	83.41
4.000 to 4.499	95	18,288,204	4.10	192,507	621	82.66
4.500 to 4.999	111	21,306,071	4.78	191,947	624	81.27
5.000 to 5.499	271	47,515,876	10.66	175,335	625	79.42
5.500 to 5.999	502	81,550,920	18.30	162,452	620	81.14
6.000 to 6.499	445	70,773,257	15.88	159,041	607	83.11
6.500 to 6.999	394	59,502,119	13.35	151,021	599	83.85
7.000 to 7.499	216	29,672,058	6.66	137,371	591	84.70
7.500 to 7.999	149	19,098,595	4.29	128,178	582	81.95
8.000 to 8.499	64	7,051,534	1.58	110,180	567	81.95
8.500 to 8.999	47	5,453,919	1.22	116,041	562	79.91
9.000 to 9.499	2	220,991	0.05	110,495	571	83.04
9.500 to 9.999	2	268,482	0.06	134,241	610	88.48
Total:	2,898	$445,638,231	100.00%	$153,774	612	81.51%

Maximum Mortgage Rates of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	525	$69,044,687	15.49%	$131,514	627	77.70%
11.000 to 11.999	40	8,379,524	1.88	209,488	646	82.42
12.000 to 12.999	398	75,230,971	16.88	189,023	628	80.36
13.000 to 13.999	972	160,508,945	36.02	165,133	612	81.42
14.000 to 14.999	695	99,165,670	22.25	142,684	599	84.54
15.000 to 15.999	230	28,442,835	6.38	123,664	575	83.38
16.000 to 16.999	33	4,446,701	1.00	134,749	567	82.84
17.000 to 17.999	5	418,897	0.09	83,779	524	68.27
Total:	2,898	$445,638,231	100.00%	$153,774	612	81.51%

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

32

Computational Materials for

RASC Series 2005-KS9 Trust

Minimum Mortgage Rates of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Minimum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	525	$69,044,687	15.49%	$131,514	627	77.70%
1.000 to 1.999	1	80,955	0.02	80,955	572	90.00
3.000 to 3.999	1	78,000	0.02	78,000	617	78.00
4.000 to 4.999	27	5,045,330	1.13	186,864	644	73.14
5.000 to 5.999	499	88,146,145	19.78	176,646	625	79.69
6.000 to 6.999	817	135,494,462	30.40	165,844	613	82.81
7.000 to 7.999	604	94,000,096	21.09	155,629	600	82.89
8.000 to 8.999	312	40,529,006	9.09	129,901	595	84.79
9.000 to 9.999	102	12,347,940	2.77	121,058	568	83.75
10.000 to 10.999	8	707,655	0.16	88,457	527	79.93
11.000 to 11.999	2	163,955	0.04	81,977	493	69.64
Total:	2,898	$445,638,231	100.00%	$153,774	612	81.51%

Next Interest Rate Adjustment Date of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
Fixed	525	$69,044,687	15.49%	$131,514	627	77.70%
February 2006	2	377,746	0.08	188,873	603	76.37
June 2006	1	217,609	0.05	217,609	718	90.00
January 2007	2	232,702	0.05	116,351	755	85.00
March 2007	5	1,026,271	0.23	205,254	600	82.44
April 2007	7	1,082,707	0.24	154,672	612	86.17
May 2007	41	5,737,938	1.29	139,950	618	81.13
June 2007	179	26,791,217	6.01	149,672	610	80.82
July 2007	706	118,181,230	26.52	167,396	612	81.66
August 2007	749	115,166,549	25.84	153,760	603	82.82
September 2007	311	49,770,835	11.17	160,035	602	83.34
January 2008	2	294,700	0.07	147,350	707	88.04
April 2008	1	94,250	0.02	94,250	587	90.00
May 2008	5	1,197,833	0.27	239,567	590	85.88
June 2008	21	2,603,361	0.58	123,970	636	77.56
July 2008	124	20,578,140	4.62	165,953	626	82.79
August 2008	121	17,605,182	3.95	145,497	614	81.44
September 2008	96	15,635,273	3.51	162,867	613	81.05
Total	2,898	$445,638,231	100.00%	$153,774	612	81.51%

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

33

Computational Materials for

RASC Series 2005-KS9 Trust

Back End Debt to Income Ratio

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Back End	Number of	Principal	Principal	Principal	Credit	Original
Debt to Income Ratio	Loans	Balance	Balance	Balance	Score	LTV
N/A*	62	$9,810,137	2.20%	$158,228	622	77.35%
Less than 20	90	11,584,062	2.60	128,712	613	79.38
21 - 25	127	16,923,804	3.80	133,258	616	79.65
26 - 30	222	31,098,507	6.98	140,083	608	79.60
31 - 35	316	44,345,880	9.95	140,335	610	82.11
36 - 40	451	67,834,567	15.22	150,409	611	80.83
41 - 45	651	103,677,744	23.27	159,259	621	81.56
46 - 50	646	106,967,042	24.00	165,584	611	82.55
51 - 55	331	53,268,869	11.95	160,933	601	82.62
56 - 60	2	127,618	0.03	63,809	674	68.18
Total:	2,898	$445,638,231	100.00%	$153,774	612	81.51%

(1) Loans are generally originated under the “Streamline Refi” or “Limited Doc” programs.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

34

Computational Materials for

RASC Series 2005-KS9 Trust

JPMorgan Contact List

North American ABS – Home Equity			Syndicate/Sales Desk
Origination:	Brian Bernard	834-5372	Brian McDonald	834-4154
	Paul White	834-5440	Andy Cherna	834-4154
	Tom Roh	834-5936	Randall Outlaw	834-4154
	Tom Rimini	834-5308	Melissa Traylor	834-4154
	Greer McCurley	834-5029
	Swapna Putcha	834-5435
	Alissa Smith	834-5432
	Kathryn Bauer	834-9986
	Shilla Kim-Parker	834-5006

Structuring:	Will Gajate	834-5033

Trading:	Bob Miller	834-2428
	Raj Kothari	834-3339
	Kevin Lynn	834-5412

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

35